Exhibit 99.3 CONDENSED INTERIM OPERATING UNIT FINANCIAL STATEMENTS WOODSPRING HOTELS FRANCHISE SERVICES September 30, 2017 and 2016

Contents Page CONDENSED INTERIM OPERATING UNIT FINANCIAL STATEMENTS BALANCE SHEETS 1 STATEMENTS OF EARNINGS 3 STATEMENT OF OPERATING UNIT’S EQUITY (DEFICIT) 4 STATEMENTS OF CASH FLOWS 5 NOTES TO FINANCIAL STATEMENTS 6

WoodSpring Hotels Franchise Services

CONDENSED INTERIM OPERATING UNIT BALANCE SHEETS

ASSETS

	September 30, 2017 (Unaudited)	December 31, 2016
CURRENT ASSETS		
Cash	$ 739,682	$ 384,815
Accounts receivable, net	1,416,094	730,464
Related party receivables	862,907	466,161
Prepaid expenses and other	37,304	33,279
Deferred expenses	357,313	217,460
Forgiveable notes receivable, current portion	233,606	-
Total current assets	3,646,906	1,832,179
FURNITURE, FIXTURES AND EQUIPMENT		
Furniture, fixtures and equipment	2,541,666	2,458,754
Less accumulated depreciation	1,702,253	1,478,556
Total furniture, fixtures and equipment, net	839,413	980,198
OTHER ASSETS		
Deferred expenses	1,824,265	1,900,813
Marketing fund advances	3,318,183	3,304,384
Other	932,465	68,224
	6,074,913	5,273,421
	$ 10,561,232	$ 8,085,798

The accompanying notes are an integral part of these statements.

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2 September 30, 2017 December 31, 2016 (Unaudited) CURRENT LIABILITIES Accounts payable 363,996$ 677,427$ Amounts due to related parties 18,677 44,518 Deferred franchise and development fees 947,200 847,600 Accrued compensation 833,653 1,446,285 Other accrued expenses 626,537 - Total current liabilities 2,790,063 3,015,830 LONG-TERM LIABILITIES Deferred franchise and development fees, net of current portion 6,471,225 6,676,625 Total long-term liabilities 6,471,225 6,676,625 CONTINGENCIES OPERATING UNIT’S EQUITY (DEFICIT) 1,299,944 (1,606,657) 10,561,232$ 8,085,798$ LIABILITIES AND OPERATING UNIT’S EQUITY (DEFICIT) WoodSpring Hotels Franchise Services CONDENSED INTERIM OPERATING UNIT BALANCE SHEETS

3 2017 2016 Revenue Franchise royalty fees 12,222,181$ 10,368,392$ Franchise marketing fund fees 6,091,815 5,053,430 Franchise license fees 850,800 1,091,250 Call center reservation service fees 935,619 633,244 Other services and fees 784,147 620,439 Sponsorship revenue 1,051,003 850,065 Total revenue 21,935,565 18,616,820 Operating costs and expenses Salaries and benefits 5,710,629 6,266,152 General and administrative 617,938 745,906 Professional fees 777,240 1,072,004 Travel expense 1,016,311 911,160 Marketing expense 3,747,581 2,249,968 Maintenance and operations 2,210 1,938 Utilities expense 148,144 94,911 Property taxes - 309 Insurance 57,127 32,050 Depreciation 223,698 144,413 Corporate overhead expense allocation 2,277,967 1,880,392 Total operating expenses 14,578,845 13,399,203 Operating income 7,356,720 5,217,617 Other expense 20,294 105,466 Net income 7,336,426$ 5,112,151$ The accompanying notes are an integral part of these statements. (unaudited) Nine months ended September 30, WoodSpring Hotels Franchise Services CONDENSED INTERIM OPERATING UNIT STATEMENTS OF EARNINGS

4 Balance January 1, 2017 (1,606,657)$ Contributions 990,000 Distributions (6,000,000) Corporate overhead expense allocation settled via deemed contribution 2,277,967 Royalty fees from related parties settled via deemed distribution (1,697,792) Net income for the period 7,336,426 Balance September 30, 2017 1,299,944$ The accompanying notes are an integral part of this statement. (unaudited) WoodSpring Hotels Franchise Services CONDENSED INTERIM STATEMENT OF OPERATING UNIT’S EQUITY (DEFICIT) Nine months ended September 30, 2017

5 2017 2016 Cash flows from operating activities Net income 7,336,426$ 5,112,151$ Adjustments to reconcile net income to cash provided by operating activities Depreciation 223,698 144,413 Corporate overhead expense allocation settled via deemed contribution 2,277,967 1,880,392 Royalty fees from related parties settled via deemed distribution (1,697,792) (3,734,963) Net change in operating assets and liabilities Accounts receivable (685,630) (402,412) Related party receivables (396,746) (503,847) Prepaid expenses and other (1,101,872) (52,267) Deferred expenses (63,305) (65,698) Marketing fund advances (13,799) (903,480) Accounts payable (313,431) (243,638) Amounts due to related parties (25,841) (32,696) Deferred franchise license revenue (105,800) (84,250) Accrued compensation and deferred compensation (612,632) (181,251) Other accrued expenses 626,537 25,222 Net cash provided by operating activities 5,447,780 957,676 Cash flows from investing activities Purchases of property and equipment (82,913) (215,126) Net cash used in investing activities (82,913) (215,126) Cash flows from financing activities Capital contributions 990,000 3,938,000 Distributions (6,000,000) (4,943,000) Net cash used in financing activities (5,010,000) (1,005,000) Net increase (decrease) in cash 354,867 (262,450) Cash, beginning of period 384,815 268,497 Cash, end of period 739,682$ 6,047$ The accompanying notes are an integral part of these statements. (unaudited) WoodSpring Hotels Franchise Services CONDENSED INTERIM OPERATING UNIT STATEMENTS OF CASH FLOWS Nine months ended September 30,

WoodSpring Hotels Franchise Services

NOTES TO CONDENSED INTERIM OPERATING UNIT FINANCIAL STATEMENTS

September 30, 2017 and 2016
(Unaudited)

NOTE A - BASIS OF PRESENTATION

The accompanying unaudited financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("US GAAP"), and with the accounting policies described in the Company's financial statements for the year ended December 31, 2016 ("2016 Audited Financial Statements"). Certain information and note disclosures normally included in our annual financial statements prepared in accordance with US GAAP have been condensed or omitted, although we believe that the disclosures included are adequate to enable a reasonable understanding of the information presented.

The unaudited interim condensed operating unit financial statements and the accompanying notes (the "Interim Statements") reflect all adjustments, which are, in the opinion of management, necessary to present fairly our results of operations, financial position and cash flows for the periods presented. The Interim Statements should be read in conjunction with the 2016 Audited Financial Statements. Interim results of operations are not necessarily indicative of results that may be expected for future interim periods or for the entire year ending December 31, 2017.

NOTE B - SIGNIFICANT ACCOUNTING POLICIES

1. *Organization*

The accompanying operating unit financial statements include the carved out accounts of a franchising business of WoodSpring Hotels Holdings, LLC (the "Parent"). These operating unit financial statements contain the accounts of WoodSpring Hotels Franchise Services LLC ("WHFS"), which is a wholly-owned subsidiary of the Parent (the "Company"). The Company's primary activity involves selling franchise licenses to establish hotels under the name of "WoodSpring Suites," and providing franchise support services to those hotels as well as "Value Place" hotels. The Company sells franchise licenses and receives royalties in support of franchise operations. The Company provides services to hotels that are owned and operated by the Parent or its subsidiaries as well as independently-owned franchised hotels.

The following schedule reflects hotel activity during the nine months ended September 30,

	2017	2016
Parent-owned hotels		
In operation, beginning of period	95	88
Opened	3	1
Acquired	-	3
In operation, end of period	98	92
Franchised hotels		
In operation, beginning of period	125	115
Opened	7	12
Acquired by Parent	-	(3)
Terminated	-	(1)
In operation, end of period	132	123

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WoodSpring Hotels Franchise Services NOTES TO CONDENSED INTERIM OPERATING UNIT FINANCIAL STATEMENTS - CONTINUED September 30, 2017 and 2016 (Unaudited) 7 NOTE B - SIGNIFICANT ACCOUNTING POLICIES - Continued 2. Principles of the carve-out The operating unit financial statements include the accounts of WHFS with certain adjustments made related to 1) corporate allocations as described in Note D that provide an estimate of all the costs of doing business as a separate operating unit and 2) including all franchise royalties for Parent-owned locations. All significant intercompany balances and transactions have been eliminated. However, balances due to/from various subsidiaries of the Parent have been reflected as due to/from related parties if the balance is expected to be settled in cash within the next year. 3. Concentration of credit risk The Company’s financial instruments exposed to concentration of credit risk consist primarily of cash and accounts receivable. The Company primarily places its funds in business accounts at high credit quality financial institutions, and at times, the funds held in financial institutions may be in excess of the federal deposit insurance coverage limit. 4. Accounts receivable Accounts receivable represent amounts due from certain related parties that are related through common ownership and from franchisees for services performed and amounts due per the terms of the management agreements and franchise license agreements. Accounts receivable are stated at amounts due net of an allowance for doubtful accounts and are not collateralized. The allowance for doubtful accounts is established by management based primarily on the age of the receivables and past Company experience. Past due accounts determined not to be collectible by management are charged off to the allowance account. The allowance for doubtful accounts was $23,307 and $67,728 at September 30, 2017 and December 31, 2016, respectively. 5. Forgivable notes receivable Notes receivable represent amounts due from franchisees related to an exterior signage program the Company implemented for updating signage to reflect the new WoodSpring Suites brand. The Company allowed the franchisees to finance a portion of the signage through promissory notes with the Company. The Company intends to forgive the interest and principal balance ratably on an annual basis so long as the franchisee is in compliance with certain terms outlined in the promissory notes. In accordance with the terms of the promissory notes, the initial principal balance and related interest are ratably reduced over the term of the loan on each anniversary date until the outstanding amounts are reduced to zero. The Company records the reduction of the promissory notes through marketing expense. The non-current portion of forgivable notes receivable are included in other assets on the accompanying balance sheets with balances of $927,404 and $52,510 at September 30, 2017 and December 31, 2016, respectively. 6. Furniture, fixtures and equipment Furniture, fixtures and equipment are carried at cost. Depreciation is computed using the straight-line method over the following estimated useful lives: Furniture, fixtures and equipment 2 - 7 years Normal repairs and maintenance are charged to expense as incurred; betterments and replacements are capitalized.

WoodSpring Hotels Franchise Services NOTES TO CONDENSED INTERIM OPERATING UNIT FINANCIAL STATEMENTS - CONTINUED September 30, 2017 and 2016 (Unaudited) 8 NOTE B - SIGNIFICANT ACCOUNTING POLICIES - Continued 7. Deferred expenses Direct and incremental expenses incurred in the sale of initial franchise licenses are deferred along with the related franchise license fees (see Note B8). The deferred expenses consist of commissions paid at the time a franchise license is sold. Deferred expenses are recognized as an expense at the time the related fees are recognized as income. 8. Revenue recognition Initial franchise license fees received for sales of licenses to establish WoodSpring Suites hotels for independently-owned operations are deferred and recognized as income when either (1) substantially all initial services required by the license agreement have been performed which is considered to be the date the hotel opens or (2) the licensee agreement is terminated as a result of the failure to open a new hotel in the time allowed per the agreement. Continuing franchise royalty fees for hotels operated by both the Parent and independently- owned operations are calculated based on 5% of room revenue and reported in operations when earned. Franchise marketing fund fees for hotels operated by both the Parent and independently-owned operations are calculated based on 2.5% of room revenue with a maximum fee per hotel of $40,000 and $30,000 for the nine month periods ended September 30, 2017 and 2016, respectively. The franchise marketing fund fees are reported in operations when earned. Other services such as call center reservation fees are recognized monthly as services are provided. Sponsorship revenue is related to sponsor fees received from various vendors related to the annual franchise conference. These fees are deferred until the conference occurs and recognized in operations when the conference is held. 9. Advertising costs Advertising costs are expensed as incurred. Advertising costs for the nine month periods ending September 30, 2017 and 2016 were $271,635 and $222,885, respectively. 10. Marketing fund The Company maintains a marketing fund which is used by the Company for expenses associated with providing marketing, advertising, central reservation systems and technology services for Parent owned and independently franchised hotels. The Company is contractually obligated under its license agreements to spend the marketing fund fees it collects, recorded as revenues in the statement of earnings, in accordance with the franchise agreements. Marketing fund expenses incurred in excess of revenues related to independently-owned franchised hotels are recorded as an asset, marketing fund advances, in the balance sheet with a corresponding reduction in costs, and are expected to be recovered in subsequent years. Marketing fund fees not expended in the current year are recorded as a liability in the Company’s balance sheet and carried over to the next fiscal year or utilized to repay previous advances. 11. Income taxes The accompanying financial statements do not include a provision for income taxes, with the exception of certain state income taxes, because the Company is not a taxpaying entity. Each member includes their proportionate share of the Company’s taxable income or loss in their individual tax returns.

WoodSpring Hotels Franchise Services NOTES TO CONDENSED INTERIM OPERATING UNIT FINANCIAL STATEMENTS - CONTINUED September 30, 2017 and 2016 (Unaudited) 9 NOTE B - SIGNIFICANT ACCOUNTING POLICIES - Continued The Company recognizes the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The Company is generally no longer subject to examinations by income taxing authorities before 2013. The Company records interest and penalties on tax assessments as other expense. As of September 30, 2017, the Company does not have a liability for unrecognized tax benefits. 12. Fair value of financial instruments The carrying amounts of the Company’s financial instruments, including cash, accounts receivable, accounts payable, and accrued liabilities, approximate fair value due to the short-term nature of these instruments. 13. Use of estimates In preparing the financial statements in conformity with accounting principles generally accepted in the United States of America, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. 14. New accounting standards Accounting Standards Update No. 2014-09 – Revenue from Contracts with Customers (ASU No. 2014-09) becomes effective January 1, 2019 for the Company. The Company is still evaluating the potential impact of ASU No. 2014-09 on the financial statements and disclosures, but believes there will be significant impact to the Company’s reported revenue relating primarily to initial franchise license fees. NOTE C - RELATED PARTY TRANSACTIONS The Company provides services to entities that are related through common ownership. These services primarily relate to the Parent’s ownership of hotels that are licensed and managed by the Company. Related party revenue for the nine month periods ended September 30, 2017 and 2016 follows: 2017 2016 Franchise royalty fees $ 5,194,809 $ 4,434,825 Franchise marketing fund fees 2,591,327 2,156,773 Call center reservation service fees 519,789 462,959 Other revenue and fees 245,581 160,099 The Company also has related party receivables that primarily relate to the December fees that are paid the following month. The Parent and its subsidiaries (including the Company) guarantee certain debt obligations related to mortgages payable and construction notes payable, totaling $107,349,507 as of September 30, 2017. The guarantees cover debt with maturity dates ranging from December 2017 to April 2038. The Parent is in compliance with its debt covenants at September 30, 2017 (after obtaining a waiver from one lender), or the bank has allowed for self-cure of any technical defaults.

WoodSpring Hotels Franchise Services NOTES TO CONDENSED INTERIM OPERATING UNIT FINANCIAL STATEMENTS - CONTINUED September 30, 2017 and 2016 (Unaudited) 10 NOTE D - CORPORATE ALLOCATIONS While many of the Company’s expenses, including employee salaries, are directly recorded in the accounts of the Company, the Parent provides certain corporate services and functions that are recorded by the Parent with no allocation of the expense to the various subsidiaries that benefit from the services. Management performed an allocation of these corporate overhead costs and the Company has reflected that allocation in the accompanying financial statements. The corporate overhead allocation includes such costs as executive compensation and benefits, support staff compensation and benefits, deferred compensation costs, travel expense and professional fees. Management estimated the appropriate amount to allocate based on their knowledge of how the Parent company executives and employees spent their time supporting the Parent company and its subsidiaries in relation to their time spent supporting the business needs related to the Company. The other allocated expenses were reviewed by management with judgement to determine the appropriate amount to allocate to the Company based on their assessment of how much the Company benefited from or utilized the associated service or function. NOTE E - CONTINGENCIES The Company is involved in claims and suits arising in the ordinary course of business. The Company is vigorously defending its position related to the claims and suits against it and management believes the litigation will not have a material effect on the financial statement of the Company. No accrual has been recorded in the accompanying financial statements, as no amount of loss is considered more likely. The Company is generally covered for the outstanding litigation with an insurance deductible of $100,000 per claim. NOTE F - SUBSEQUENT EVENTS Effective December 15, 2017, WoodSpring Hotels Franchise Services LLC and the Parent signed a Unit Purchase Agreement to sell the units of WoodSpring Hotels Franchise Services LLC for approximately $231,250,000. The transaction is expected to close in early 2018. The Company evaluated and disclosed subsequent events through December 15, 2017, which represents the date the financial statements were available to be issued.